TFS CAPITAL INVESTMENT TRUST

Supplement dated December 17, 2010
To the Statutory Prospectus dated March 1, 2010

Reopening of the TFS Market Neutral Fund

This Supplement updates certain information contained in the Statutory Prospectus of TFS Capital Investment Trust (the “Trust”) dated March 1, 2010.  You should retain this Supplement and the Statutory Prospectus for future reference.  Additional copies of the Statutory Prospectus may be obtained free of charge by calling us at 1.888.534.2001 or by visiting www.TFSCapital.com.

The following information replaces the subsection “Market Neutral Fund – Closed to New Purchases” found on page 31 of the Statutory Prospectus:

Beginning on January 10, 2011, the TFS Market Neutral Fund (the “Market Neutral Fund”) will reopen to all existing shareholders, as described herein.  Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

New accounts may be established under the following circumstances:

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A financial advisor and/or financial intermediary whose clients have established accounts in the Market Neutral Fund may open new accounts in the Market Neutral Fund for any of its existing or new clients.

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Trustees and officers of the Trust and employees and managers of TFS Capital LLC and its affiliates, as well as existing or new investment advisory clients of TFS Capital LLC, may open new accounts in the Market Neutral Fund.

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Existing or new participants in a qualified defined contribution retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that have the Fund listed as an investment option may open new accounts in the Market Neutral Fund.

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited. The Trust also reserves the right to permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if TFS Capital LLC deems it to be in the best interest of the Market Neutral Fund and its shareholders.